Exhibit 23(a)

                    Consent of Independent Public Accountants

      As independent public accountants, we hereby consent to the incorporation by reference in this registration statement, File No. 333-35489, of our report dated October 15, 1999 included in Conolog Corporation's Form 10-K for the year ended July 31, 1999 and to all references to our firm included in this registration statement.

                                                  ROSENBERG RICH BAKER
                                                    BERMAN & COMPANY

Bridgewater, New Jersey
March 6, 2000